UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2017
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FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

One First Financial Plaza
Terre Haute, Indiana 47807
(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by First Financial Corporation (the "Corporation") with the Securities and Exchange Commission on April 19, 2017 (the "Original Filing"). The sole purpose of this Amendment No. 1 is to amend Item 5.07 of the Original Filing to disclose the Corporation's decision regarding how often it will conduct a shareholder advisory vote on the compensation of its named executive officers. No other changes have been made to the Original Filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

First Financial Corporation (the “Corporation”) held its annual meeting of shareholders on April 19, 2017. The final voting results relating to the matters voted on at the 2017 annual meeting of shareholders are set forth below.

1.    The four persons nominated to serve as directors of the Corporation received the following number of votes and were elected as directors to serve three-year terms expiring at the annual meeting of shareholders in 2020:

NAME	FOR	WITHHELD	Broker Non-Votes
B. Guille Cox, Jr.	6,102,890	2,514,230	-0-
Anton H. George	6,677,043	1,940,077	-0-
Gregory L. Gibson	6,491,828	2,125,292	-0-
Virginia L. Smith	6,668,530	1,948,590	-0-

2.    The shareholders approved by the following non-binding advisory vote the 2016 compensation of our named executive officers as described in the Corporation’s proxy statement:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
7,679,710	861,370	76,040	1,494,213

3.    The shareholders approved by the following non-binding advisory vote the frequency of the shareholder vote to approve compensation of our named executive officers as described in the Corporation’s proxy statement:

ONE	TWO	THREE	ABSTAIN	Broker Non-Votes
5,582,695	84,358	2,887,536	62,531	-0-

After considering these voting results and other factors, the Corporation's Board of Directors, at its May 16, 2017 meeting, decided that the Corporation will hold an advisory vote on the compensation of our named executive officers every year until the next vote on frequency, which will be no later than the Corporation's Annual Meeting of Shareholders in 2023.

4.    The shareholders reapproved performance goals and approved an annual limitation on cash-based awards under the 2011 Omnibus Equity Incentive Plan as described in the Corporation’s proxy statement:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
8,099,335	472,536	45,249	-0-

5.    The appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017 was ratified by the following shareholder vote:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
9,893,845	307,080	4,058	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2017

FIRST FINANCIAL CORPORATION

By:	/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary and Chief Financial Officer